OMB APPROVAL

OMB Number: 3235-0060
Expires: March 31, 2006
Estimated average burden
hours per response .28.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 20, 2005

CERTIFIED DIABETIC SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-50829	65-076-5452

(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

3030 Horseshoe Drive South, Naples, Florida	34104

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     239-430-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4: Change in Registrant’s Certifying Accountant
SIGNATURE
Ex-16 Letter regarding change of certifying accountants

Item 4.01: Change in Registrant’s Certifying Accountant

     The auditor for the Company, Hill, Barth & King, LLC, has determined to retire from the business of auditing public companies. The report of Hill, Barth & King, LLC for the years ended October 31, 2002,2001 and 2000 has not contained an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

     The Board of Directors has retained the firm of Wheeler, Herman, Hopkins & Lagor P.A. as its new auditor.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

January 21, 2005	Certified Diabetic Services, Inc.

	/s/	Brent Peterson

Brent Peterson, Chief Executive Officer